SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ATERIAN, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.

☒ Fee previously paid with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

The following information relates to and supplements the definitive proxy statement (the “Proxy Statement”) of Aterian, Inc. (the “Company”), furnished to stockholders of the Company in connection with the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held virtually at www.virtualshareholdermeeting.com/ATER2026SM on July 10, 2026, at 10:00 a.m. (Eastern Time), which was filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2026.

This supplement to the Proxy Statement (the “Supplement”) is being filed to amend certain disclosures in the Proxy Statement to clarify that stockholders may withhold votes on the Director Election Proposal.

In addition, this Supplement is being filed to amend the proxy card previously filed with the Proxy Statement. The Proxy Statement included a proxy card that describes that stockholders may cast votes “for” or “against” or “abstain” with respect to the Director Election Proposal. The amended proxy card attached to this Supplement reflects that stockholders may cast votes “for” or “withhold” votes for each of Avraham Ben-Tzi and David Natan, the director nominees named in the Director Election Proposal. The proxy card is being mailed to stockholders in the form attached hereto.

Other than the revised language below and the amended proxy card, no other changes have been made to the Proxy Statement and it continues to be in full force and effect as originally filed with the SEC and the Board of Directors of the Company continues to seek the vote of Company stockholders on each of the proposals to be voted on at the Special Meeting as recommended in the original filing.

Except as described in this supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this supplement differs from or updates information contained in the Proxy Statement, the information in this supplement is more current. The Proxy Statement contains additional information. This supplement should be read in conjunction with the Proxy Statement.

The Proxy Statement is hereby supplemented and amended as follows:

The disclosure provided in the second to last paragraph of the stockholder letter as set forth on page ii of the Proxy Statement with respect to the Board’s voting recommendation, is hereby replaced in its entirety as follows:

The Board recommends that you vote “FOR” the election of each of the director nominees named in the Director Election Proposal and “FOR” each of the following proposals: the Asset Sale Proposal, the Change of Control Proposal, the Related Party Proposal, the Issuance Proposal, the Reverse Stock Split Proposal, the Authorized Stock Increase Proposal and the Adjournment Proposal.

The disclosure provided in the first bullet point of the section titled “Summary — Vote Required for the SPA Related Proposals” as set forth on page 8 of the Proxy Statement with respect to the Director Election Proposal, is hereby replaced in its entirety as follows:

●

The plurality of the votes cast is required to elect each of the nominees named in the Director Election Proposal. The nominees receiving the most “FOR” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of the director nominees) will be elected to the Board. “WITHHOLD” votes and broker non-votes will have no effect on the outcome of voting.

The disclosure provided in the second bullet point of the question and answer “What is the Board’s voting recommendation?” in the section titled “Questions about the Special Meeting, the Asset Sale and the Investment Transaction — Questions about the Special Meeting” as set forth on page 11 of the Proxy Statement, is hereby replaced in its entirety as follows:

●	“For” the election of each of the director nominees named in the Director Election Proposal.

The disclosure provided in the second bullet point of the question and answer “How are my shares voted if I give no specific instruction?” in the section titled “Questions about the Special Meeting, the Asset Sale and the Investment Transaction — Questions about the Special Meeting” as set forth on page 13 of the Proxy Statement, is hereby replaced in its entirety as follows:

●	“For” the election of each of the director nominees named in the Director Election Proposal.

The disclosure provided in the last sentence of the first paragraph of the question and answer “What is the quorum requirement?” in the section titled “Questions about the Special Meeting, the Asset Sale and the Investment Transaction — Questions about the Special Meeting” as set forth on page 14 of the Proxy Statement, is hereby replaced in its entirety as follows:

Accordingly, at least 3,616,470 shares of our Common Stock must be represented at the Special Meeting or by proxy to have a quorum.

The disclosure provided in the section titled “Questions about the Special Meeting, the Asset Sale and the Investment Transaction — Questions about the Special Meeting” as set forth on page 15 of the Proxy Statement under the question and answer “How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?” with respect to the Director Election Proposal, is hereby replaced in its entirety as follows:

Proposal	Vote required	Effect of Abstentions and Broker Non-Votes

Proposal 2: Director Election Proposal

The plurality of the votes cast. The nominees receiving the most “FOR” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of the director nominees) will be elected to the Board.

“WITHHOLD” votes and broker non-votes will have no effect on the outcome of voting.

The disclosure provided in the section titled “The Special Meeting — Quorum” as set forth on page 23 of the Proxy Statement, is hereby replaced in its entirety as follows:

Quorum

A quorum must be present or represented at the Special Meeting for our stockholders to conduct business at the Special Meeting. A quorum will be present or represented at the Special Meeting if the holders of at least one-third in voting power of the shares of our capital stock issued and outstanding and entitled to vote, or 3,616,470 shares, are present in person, or by remote communication, or represented by proxy. Abstentions, “withhold” votes and “broker non-votes” are counted as present for the purpose of determining whether a quorum is present. Generally, a broker non-vote occurs on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned to allow for the solicitation of additional proxies.

The disclosure provided in the section titled “The Special Meeting — Vote Required for Approval of Proposals” as set forth on pages 23 and 24 of the Proxy Statement, is hereby replaced in its entirety as follows:

Vote Required for Approval of Proposals

●

Proposal 1: The affirmative “FOR” vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon is required to approve the Asset Sale Proposal, including the Asset Sale pursuant to the Asset Purchase Agreement. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Asset Sale Proposal.

●

Proposal 2: The plurality of the votes cast is required to elect each of the nominees named in the Director Election Proposal. The nominees receiving the most “FOR” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of the director nominees) will be elected to the Board. “WITHHOLD” votes and broker non-votes will have no effect on the outcome of voting.

●

Proposal 3, Proposal 4 and Proposal 5: The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) is required to approve each of the Change of Control Proposal, Related Party Proposal and Issuance Proposal. Abstentions and broker non-votes will have no effect on the outcome of voting.

●

Proposal 6: The votes cast “FOR” must exceed the votes cast “AGAINST” for the approval of the Reverse Stock Split Proposal. Abstentions and broker non-votes will have no effect on the outcome of voting.

●

Proposal 7: The votes cast “FOR” must exceed the votes cast “AGAINST” for the approval of the Authorized Stock Increase Proposal. Abstentions and broker non-votes will have no effect on the outcome of voting.

●

Proposal 8: If a quorum is present, the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions).  If a quorum is not present, the affirmative vote of a majority in voting power of the stockholders entitled to vote thereon, present in person, or by remote communication, or represented by proxy. The chairperson of the Special Meeting may also adjourn the Special Meeting if there is no quorum. If a quorum is present, abstentions and broker non-votes will have no effect on the outcome of voting.  If a quorum is not present, abstentions will have the same effect as votes “AGAINST” the Adjournment Proposal and broker non-votes will have no effect on the outcome of voting.

Shares voted as abstentions or withhold votes will be counted for purposes of determining the presence of a quorum at the Special Meeting, but will be treated as unvoted, although present and entitled to vote, for purposes of determining whether a proposal is approved. As a result, a vote of “ABSTAIN” will have the same effect as a vote “AGAINST” the Asset Sale Proposal but will not have any effect on the Change of Control Proposal, Related Party Proposal, Issuance Proposal, Reverse Stock Split Proposal, Authorized Stock Increase Proposal and Adjournment Proposal. A vote of “WITHHOLD” on the Director Election Proposal will have no effect on the outcome of the elections.

The failure of any stockholder to submit a signed proxy card will have the same effect as a vote “AGAINST” the Asset Sale Proposal, but will not have any effect on the Director Election Proposal, Change of Control Proposal, Related Party Proposal, Issuance Proposal, Reverse Stock Split Proposal, Authorized Stock Increase Proposal and Adjournment Proposal. If you hold your shares in street name, the failure to instruct your broker, bank or other nominee how to vote your shares will constitute a “broker non-vote” and will have the same effect as a vote “AGAINST” the Asset Sale Proposal, but will not have an effect on the Director Election Proposal, Change of Control Proposal, Related Party Proposal, Issuance Proposal, Reverse Stock Split Proposal, Authorized Stock Increase Proposal and Adjournment Proposal. Please vote your proxy so your vote can be counted.

The disclosure provided in the first sentence in the section titled “The Special Meeting — Voting and Proxies” as set forth on page 24 of the Proxy Statement, is hereby replaced in its entirety and a new sentence is added immediately following such first sentence, in each case as follows:

Voting and Proxies

For each item of business to come before the Special Meeting, other than the Director Election Proposal, you may vote “FOR”, “AGAINST”, or “ABSTAIN”. For the Director Election Proposal, you may vote “FOR” or “WITHHOLD”.

The disclosure in the section titled “Proposal 2: Director Election Proposal — Vote Required” as set forth on page 67 of the Proxy Statement, is hereby amended to add the following as the last sentence of such section:

A vote of “WITHHOLD” for any one or more of the director nominees in this proposal will have no effect on the outcome of the election of such nominees.

ATERIAN, INC.
350 SPRINGFIELD AVENUE
SUITE 200
SUMMIT, NJ 07901

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on July 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ATER2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on July 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01503-S39506 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ATERIAN, INC.

The Board of Directors recommends you vote FOR proposal 1, 2, 3, 4, 5, 6, 7 and 8

Proposal	For	Against	Abstain
1. To consider and vote upon a proposal to approve the sale of substantially all of the assets of the Company pursuant to the Asset Purchase Agreement dated April 27, 2026 (as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof), by and between the Company and Trademark Global, LLC.	☐	☐	☐

2. To elect Avraham Ben-Tzi as Class II director and David Natan as Class III director to serve until the 2027 and 2028 annual meeting of stockholders, respectively, and until their respective successors have been duly elected and qualified.

Nominees:	For	Withhold
2a. Avraham Ben-Tzi	☐	☐
2b. David Natan	☐	☐

Proposal	For	Against	Abstain
3. To approve, in accordance with Listing Rule 5635(b) of The Nasdaq Stock Market LLC ("Nasdaq" and such rules, the "Nasdaq Listing Rules"), the issuance of shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), upon conversion of the Company's Series AA Convertible Non-Redeemable Preferred Stock and Series AAA Convertible Non-Redeemable Preferred Stock (the "Preferred Stock").	☐	☐	☐
4. To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of shares of Common Stock upon the conversion of the Preferred Stock to a director of the Company.	☐	☐	☐
5. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock upon conversion of the Preferred Stock.	☐	☐	☐
6. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Charter"), in the form set forth on Annex C attached to the accompanying proxy statement, to effect a reverse stock split (the "Reverse Stock Split") with respect to the Company's issued and outstanding shares of Common Stock having an aggregate ratio of 1-for-2 to 1-for-99 (the "Range"), with the ratio at which the Reverse Stock Split would be effected to be a ratio within the Range to be determined at the discretion of the Company's Board of Directors (the "Board") and included in a public announcement by the Company before the effectiveness of a Reverse Stock Split.	☐	☐	☐
7. To approve an amendment to the Charter, in the form set forth on Annex D attached to the accompanying proxy statement, to increase the authorized shares of Common Stock from 500,000,000 to up to 1,000,000,000 at the discretion of the Board.	☐	☐	☐
8. To approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, to solicit additional votes in the event that there are insufficient shares present virtually or represented by proxy voting in favor of the foregoing proposals.	☐	☐	☐

NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

T01504-S39506

ATERIAN, INC.
Special Meeting of Stockholders
July 10, 2026, at 10:00 A.M. Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Arturo Rodriguez and Joshua Feldman as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ATERIAN, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders. The Special Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/ATER2026SM, on July 10, 2026, at 10:00 A.M. Eastern Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the election of the nominees for the Board of Directors on the reverse side and "FOR" the approval of each of the other proposals and in the discretion of the proxy or proxies upon any other business which properly comes before the meeting.

This Proxy is governed by the laws of the State of Delaware

Continued and to be signed on reverse side